UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

PILGRIM’S PRIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle, Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-7883

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

On April 19, 2023, Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), closed the sale of $1.0 billion aggregate principal amount of its 6.250% senior unsecured notes due 2033 (the “Notes”).

The Notes were issued pursuant to an indenture, dated April 19, 2023 (the “Base Indenture”), among the Company, each of its domestic, wholly-owned restricted subsidiaries that guarantee the Company’s U.S. credit facility (the “Guarantors”), and Regions Bank, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated April 19, 2023 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3ASR (No. 333-270754) previously filed with the Securities and Exchange Commission.

The Company used a portion of the net proceeds from the offering to repay the outstanding term loans under its U.S. credit facility. The remaining proceeds will be used for general corporate purposes, including repayment of existing debt.

The Notes are the Company’s unsecured senior obligations and will rank equally with all of the Company’s and the Guarantors’ existing and future unsecured senior debt and rank senior to all of the Company’s and the Guarantors’ existing and future subordinated debt. The Notes and the guarantees will be effectively junior to the Company’s and the Guarantors’ existing and future secured debt to the extent of the value of the collateral securing such debt. The Notes and the guarantees will be structurally subordinated to all existing and future liabilities (including trade payables) of the Company’s subsidiaries that do not guarantee the Notes.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the First Supplemental Indenture, is filed as Exhibit 4.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the form of Note are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Base Indenture, dated as of April 19, 2023, among the Company, the Guarantors and Regions Bank (the “Trustee”).

4.2	First Supplemental Indenture, dated as of April 19, 2023, among the Company, the Guarantors and the Trustee.

4.3	Form of Note (included as part of Exhibit 4.2).

5.1	Opinion of White & Case LLP.

5.2	Opinion of Faegre Drinker Biddle & Reath LLP.

5.3	Opinion of Wharton, Aldhizer & Weaver, PLC.

23.1	Consent of White & Case LLC (included as part of Exhibit 5.1).

23.2	Consent of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.2).

23.3	Consent of Wharton, Aldhizer & Weaver, PLC (included as part of Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pilgrim’s Pride Corporation

April 19, 2023	By:	/s/ Matthew Galvanoni
	Name:	Matthew Galvanoni
	Title:	Chief Financial Officer and Chief Accounting Officer